UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 2006.
       -------------------------------------------------------------------

                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

          New  York                000-30252                 98-0225226
 ----------------------------    -------------          -------------------
 (State or other jurisdiction     (Commission              (IRS Employer
   of  incorporation)            File  Number)          Identification No.)

              1A-3033 King George Hwy., Surrey, BC, Canada V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 542-0820
                            -------------------------
               Registrant's telephone number, including area code

                                      None
               --------------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)
[  ]  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
[  ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange  Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01  Entry  into  a  Material  Definitive  Agreement.

Genesis Bioventures, Inc. (the "Company" or "GBI") entered into an exclusive distribution and license agreement (the "Agreement") with Prion Developmental Laboratories ("PDL") effective January 25, 2006.

PDL, a Delaware corporation, is engaged in the manufacture, sale, and distribution of diagnostic tests for Transmissible Spongiform Encephalopathies (TSE's), specifically, assays for: Bovine Spongiform Encephalopathy (BSE); Chronic Wasting Disease (CWD); Scrapie; Creutzfeldt-Jakob Disease (CJD); and, Variant CJD.

GBI, a New York corporation, is a biomedical development corporation focusing on the development and marketing of novel diagnostics and therapeutics in oncology and neurodegenerative diseases that has over one third equity interest in PDL.

Under the terms of the Agreement, PDL grants to GBI an exclusive, fully paid up, worldwide license (excluding Canada) to PDL Technology to distribute, market, use and sell PDL Product with the right to sublicense to GBI sublicensees and Affiliates. The two parties have a separate agreement whereby PDL grants to GBI an exclusive, fully paid up, license for Canada with the same general terms.

The term of the Agreement shall continue in effect until the termination thereof five (5) years after the effective date and will automatically renew for successive three-year periods. The term of the agreement is subject to certain provisions.

GBI will pay an annual royalty to PDL equal to 10% of Net Profits of Sales of PDL Products sold by GBI or by GBI Sublicensees for each product when GBI achieves a net profit on sale of PDL Product.

GBI and PDL mutually agree that GBI shall invest not less than $200,000 into PDL for PDL's use as working capital to be used solely by PDL to fulfill its duties and obligations under the agreement. The investment shall be made as a convertible debenture in US Dollars, the terms and conditions of which shall be negotiated prior to the investment into PDL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS  BIOVENTURES,  INC.
(Registrant)

Dated:  February  7,  2006     By   /s/  E.  Greg  McCartney
                                    ------------------------
                                    E.  Greg  McCartney
                                    Chairman  and  CEO